Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Current Report on Form 8-K of Clean Water Technologies, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Report"), I, Suzanne Lewsadder, Chief Executive Officer and Chief Financial Officer of SheerVision, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: March 28, 2006


By:  /s/ Suzanne Lewsadder
     ---------------------------
     Suzanne Lewsadder
     Chief Executive Officer and
     Chief Financial Officer of
     SheerVision, Inc.



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Clean Water Technologies, Inc. and will be retained by Clean Water Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.